                                                                    EXHIBIT 10.1





                            STOCK PURCHASE AGREEMENT


         This STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of May 24, 1997, is entered into by and between NEORX CORPORATION, a Washington corporation (the "Company"), and SCHWARZ PHARMA AG, a corporation organized and existing under the laws of the Federal Republic of Germany (the "Investor").

                                     RECITAL

         The Investor desires to purchase from the Company, and the Company desires to sell to the Investor, shares of the Company's common stock, upon the terms and conditions set forth herein and in connection with the execution of a separate Development and Distribution Agreement, dated as of even date herewith.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

1.       Purchase and Sale

         The Investor hereby agrees to purchase shares of the Company's common stock (the "Shares") from the Company for an aggregate purchase price as specified by the Investor (the "Purchase Price"), but not to exceed Four Million U.S. Dollars (US $4,000,000). The Company hereby agrees to issue, sell and deliver to the Investor in exchange for the Purchase Price that number of Shares determined to the nearest whole number by dividing (a) the Purchase Price by (b) the product of 1.5 multiplied by the average of the last reported sales price of the Company's common stock on the Nasdaq National Market as reported by Nasdaq on each of the 20 trading days immediately preceding the date of this Agreement.

         The closing of this purchase and sale of the Shares shall take place at the offices of Perkins Coie, Seattle, Washington, on the date hereof and at such time as may be mutually agreed upon between the Company and the Investor (the "Closing"). At the Closing, the Investor shall pay the Purchase Price to the Company by bank wire transfer to the account designated by the Company. After receipt of the Purchase Price, the Company shall (a) deliver to the Investor, or instruct its transfer agent to deliver to the Investor, a certificate representing the Shares, (b) deliver a legal opinion to the Investor, dated as of the date of this Agreement, and (c) cause its special counsel, Perkins Coie, to deliver an opinion to the Investor, dated as of the date of this Agreement.

2.       Representations and Warranties of the Investor Regarding the Shares

         The Investor hereby represents and warrants to the Company as of the date of this Agreement as follows:

         2.1      High Degree of Risk

         The Investor recognizes that the Company has not yet developed a marketable product and that there can be no assurance that the Company will be able to develop a marketable product or that any such product developed will be accepted in the marketplace. There can be no assurance that the Company will be able to obtain its projected goals, and the Company will need significant additional capital to be successful, which capital may not be readily available when and as needed.

         2.2      Professional Advice

         The Investor has obtained, to the extent it deems necessary, its own professional advice with respect to the risks inherent in the investment in the Shares, the condition of the Company and the suitability of the investment in the Shares in light of the Investor's financial condition and investment needs.

         2.3      Sophistication

         The Investor, either alone or with the assistance of its professional advisors, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment in the Shares.

         2.4      Suitability

         The Investor has adequate net worth and means for providing for its current financial needs and contingencies and has no need for liquidity of investment with respect to the Shares. The Investor's overall commitment to investments that are illiquid or not readily marketable is not disproportionate to its net worth, and investment in the Shares will not cause such overall commitment to become excessive.

         2.5      Access to Information

         The Investor has been given access to all information requested by it regarding the Company, including, in particular, the current financial condition of the Company and the risks associated therewith, and has utilized such access

                                      -2-

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to its satisfaction for the purpose of obtaining  information  about the Company and the Investor has either attended or been given a reasonable opportunity to attend a meeting with representatives of the Company for the purpose of asking questions of, and receiving answers from, such representatives concerning the terms and conditions of the offering of the Shares and to obtain any additional information, to the extent reasonably available, necessary to verify the accuracy of information provided about the Company.

         2.6      Purchase Entirely for Own Account

         The Shares will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the distribution of any part thereof. The Investor has no present intention of selling, granting any participation in or otherwise distributing the same in a manner contrary to the Securities Act of 1933, as amended (the "Act"), including, without limitation, Regulation S of the Act ("Regulation S"), or any applicable state or foreign securities or Blue Sky laws, and has no agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person with respect to any of the Shares.

         2.7      Due Diligence

         The Investor has been solely responsible for its own due diligence investigation of the Company and the Company's business, and its own analysis of the merits and risks of the investment made pursuant to this Agreement, and is not relying on anyone else's analysis or investigation of the Company, its business or the merits and risks of the Shares other than professionals employed specifically by the Investor to assist the Investor. In taking any action or performing any role relative to the arranging of the investment being made pursuant to this Agreement, the Investor has acted solely in its own interest and not in the interest of any other person, and no other person has acted as an agent or fiduciary for the Investor.

         2.8      Restricted Securities; Compliance with Regulation S

         The Investor understands that (a) the Shares have not been registered under the Act, (b) the Shares will be issued in reliance on Regulation S and, therefore, cannot be sold or transferred except in compliance with Regulation S unless they are subsequently registered under the Act or another exemption from such registration is available, and (c) the Shares are subject to resale restrictions as set forth in Section 2.9 of this Agreement and the Investor may not be able to liquidate its investment in the event of an emergency or pledge the Shares as collateral security for loans. In this connection, the Investor represents that it is familiar with Regulation S as currently in effect, and understands the resale limitations imposed thereby and by Section 2.9 of this Agreement. The Investor acknowledges and understands that the Company's reliance upon such exemptions under Regulation S is predicated in part on the Investor's representations contained herein. The Investor is not a U.S. person (as that term is used in Regulation S), is not located in the U.S. and is acquiring the Shares in an offshore transaction, and such Investor is not acquiring the Shares for the account or benefit of any U.S. person. The Investor has not, in connection with the purchase of Shares hereunder, offered, sold (including by any short sale), or entered into any transaction (including the purchase of any put or sale of any call) involving the sale or potential sale of the common stock of the Company in the United States or to or for the account or benefit of any U.S. person.

         2.9      Restrictions on Disposition

         (a) For the period of one year from the date of the Closing, the Investor may not sell, assign or otherwise transfer any interest, direct or indirect, in all or any part of the Shares or enter into any transaction, including the purchase of any put or sale of any call or any short sale, involving the sale or potential sale of the Company's common stock.

         (b) Without in any way limiting the covenants set forth above, the Investor further agrees not to make any disposition of all or any portion of the Shares unless and until:

                   (i) if reasonably requested by the Company, the Investor shall have furnished the Company with an opinion of counsel (which opinion may be delivered by the Investor's in-house counsel), reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Act; and

                  (ii) the Company shall have been satisfied that such proposed disposition complies in all respects with Regulation S or any successor rule providing a safe harbor for such disposition without registration.

         (c) In addition to the foregoing provisions of this Section 2.9, in order to preserve an orderly market for the Company's common stock, (A) at least five business days prior to any such proposed disposition, the Investor shall provide to the Company notice of such disposition; (B) the Investor shall provide the Company or its agent an opportunity to arrange the sale to one or more parties of the Shares proposed to be transferred and shall cooperate fully with the Company or such agent in such process (including discussions of the terms of such sale with no more than two brokers designated by the Company and to sell such Shares to one or both of such brokers if an agreement is reached); and (C) if, after three business days from the date the notice referred to in

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subparagraph (c)(i)(A) is received by the Company, an agreement regarding such a sale has not been reached, the Investor may dispose of such Shares in any manner it so chooses so long as such disposition is not in violation of this Agreement, and the Company agrees to immediately cause its transfer agent to issue a clean certificate evidencing the Shares, without any restrictive legend thereon, if applicable securities laws do not require a legend, restriction or holding period.

         2.10     Domicile; Principal Place of Business

         The Investor represents that it is domiciled in, and has its principal place of business in, the jurisdiction set forth in the first paragraph of this Agreement.

         2.11     Legends

         It is understood that the certificate evidencing the Shares will bear a legend as follows:

                  "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ISSUED IN A TRANSACTION GOVERNED BY REGULATION S PROMULGATED UNDER THE ACT AND MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH SAID REGULATION S, OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN APPLICABLE EXEMPTION FROM REGISTRATION UNDER THE ACT.

                  THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESALE RESTRICTIONS AS SET FORTH IN A STOCK PURCHASE AGREEMENT DATED AS OF MAY 23, 1997, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY."

         2.12     Acknowledgment

         The Investor, by executing below, acknowledges that it understands that the Company is relying upon the accuracy and completeness of its representations and warranties set forth in this Agreement in deciding whether to sell shares of the Company's common stock to the Investor and in complying with the Company's obligations under applicable securities laws.

3.       Representations and Warranties of the Investor

         The Investor hereby represents and warrants to the Company as of the date of this Agreement as follows:

         3.1      Organization and Existence

         The Investor is a corporation duly organized, validly existing and in good standing under the laws of the Federal Republic of Germany and has all requisite power and authority to enter into and perform this Agreement. The Investor has furnished to the Company complete and accurate information with respect to the beneficial owners of the Investor. The Investor agrees to update this information promptly if the beneficial owners of the Investor change at any time.

         3.2      Authorization

         The execution, delivery and performance by the Investor of this Agreement have been duly authorized by all necessary action on the part of the Investor. This Agreement constitutes a valid and binding agreement of the Investor, enforceable in accordance with its terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) the availability of equitable remedies may be limited by equitable principles of general applicability.

         3.3      Governmental Authorization

         No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Investor is required in connection with the valid execution and delivery of this Agreement or the purchase of the Shares.

         3.4      Noncontravention

         The execution, delivery and performance by the Investor of this Agreement do not and will not (a) contravene or conflict with the organizational documents of the Investor; (b) assuming compliance with the matters referred to in Section 3.3 hereof, contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to the Investor; or (c) constitute a default under or give rise to any right of termination, cancellation or acceleration of any material right or obligation of the Investor under any provision of any material agreement, contract or other instrument binding upon the Investor.

         3.5      Finders' Fees

         There is no investment banker, broker, finder or other intermediary who has been retained by or is authorized to act on behalf of the Investor and who might be entitled to any fee or commission from the Investor in connection with the transactions contemplated by this Agreement.

         3.6      Financing

         The Investor has sufficient funds available to purchase the Shares.

4.       Representations and Warranties of the Company

         The Company hereby represents and warrants to the Investor as of the date of this Agreement as follows:

         4.1      Corporate Organization

         The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Washington and has all requisite power and authority to enter into and perform this Agreement.

         4.2      Corporate Authorization

         The execution, delivery and performance by the Company of this Agreement are within the corporate powers of the Company and have been duly authorized by all necessary corporate action on the part of the Company. This Agreement constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) the availability of equitable remedies may be limited by equitable principles of general applicability.

         4.3      Governmental Authorization

         No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement or the offer, sale or issuance of the Shares, except qualification or registration (or taking such action as may be necessary to secure an exemption from qualification or registration, if available) of the offer and sale of the Shares under all applicable federal and state securities laws, which filings and qualifications, if required, will be accomplished in a timely manner.

         4.4      Noncontravention

         The execution, delivery and performance by the Company of this Agreement do not and will not (a) contravene or conflict with the Articles of Incorporation or Bylaws of the Company; (b) assuming compliance with the matters referred to in Section 4.3 hereof, contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to the Company; (c) constitute a default under or give rise to any right of termination, cancellation or acceleration of any material right or obligation of the Company under any provision of any material agreement, contract or other instrument binding upon the Company; or
(d) result in the creation or imposition of any lien on any asset of the Company.

         4.5      Validity of the Shares

         The Shares have been duly authorized and, when issued and delivered to and paid for by the Investor pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and such shares are free of preemptive or similar rights.

         4.6      Capitalization

         There has been no material change in the authorized capital stock of the Company as disclosed in the Company's Report on Form 10-Q for the quarter ended March 31, 1997.

         4.7      Nasdaq National Market

         The Company's common stock is quoted on the Nasdaq National Market and the Company is in compliance with the applicable provisions of Schedule D to the By-laws of the National Association of Securities Dealers, Inc.

         4.8      Finders' Fees

         There is no investment banker, broker, finder or other intermediary who has been retained by or is authorized to act on behalf of the Company and who might be entitled to any fee or commission from the Company in connection with the transactions contemplated by this Agreement.

5.       Public Reports

         The Company has provided to the Investor true and complete copies of all reports, proxy statements and other documents (the "Public Reports") filed by the Company with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since December 31, 1996. The Public Reports include all the reports the Company has been required to file under the Exchange Act since that date. As of their respective dates, none of the Public Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

6.       Miscellaneous

         6.1      Notices

         Any notice required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement and shall be effective on receipt, when given by registered airmail or overnight courier and addressed, unless otherwise specified in writing, to the addresses described below.

         For NeoRx:

                         NeoRx Corporation
                         410 West Harrison
                         Seattle, Washington 98119-4007
                         Attn:  President

         with a copy (which shall not constitute notice) to:

                         Perkins Coie
                         1201 Third Avenue, 40th Floor
                         Seattle, Washington 98101-3099
                         Fax:  (206) 583-8500
                         Attn: James R. Lisbakken

         For Schwarz Pharma:

                         Schwarz Pharma AG
                         Alfred-Nobel-Str. 10
                         40789 Monheim
                         Germany
                         Attn:  President

         6.2      Amendments; No Waivers

         (a) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Investor and the Company or, in the case of a waiver, by the party against whom the waiver is to be effective.

         (b) No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         6.3      Expenses

         All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

         6.4      Successors and Assigns

         The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; PROVIDED that neither party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto.

         6.5      Governing Law

         The Investor agrees that this Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Washington, and that the rights, powers and duties set forth herein shall be binding upon the Investor and its successors and permitted assigns, and shall inure to the benefit of its successors and permitted assigns.

         6.6      Counterparts; Effectiveness

         This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.

         6.7      Entire Agreement

         This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, between the parties with respect to the subject matter of this Agreement. No representation, inducement, promise, understanding, condition or warranty not set forth herein has been made or relied upon by either party hereto. Neither this Agreement nor any provision hereof is intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

         6.8      Captions

         The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

         6.9      Lock-Up Agreement

         The Investor agrees that, if requested by the Company in conjunction with an underwritten public offering, the Investor will enter into a written agreement that it will not, directly or indirectly, offer, sell, contract to sell, grant any option to purchase, make any short sale, pledge or grant any interest in, or otherwise dispose of, transfer or make a distribution of any shares of the Company's common stock for a period of 180 days after the date such public offering is declared effective by the SEC.

         6.10     Survival

         Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein and in the certificates for the Shares delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Investor of the Shares being purchased and the payment therefor.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                      NEORX CORPORATION

                                      By    /S/ PAUL G. ABRAMS
                                            -----------------------------
                                      Its   PRESIDENT AND CHIEF EXECUTIVE
                                             OFFICER


SCHWARZ PHARMA AG                     SCHWARZ PHARMA AG

By   /S/ PATRICK SCHWARZ-SCHUTTE      By    /S/ LARS EKMAN
     ---------------------------            ------------------------------
Its  CHIEF EXECUTIVE OFFICER          Its   VICE PRESIDENT OF RESEARCH